                                                                     EXHIBIT 2.1

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FORM B1                                UNITED STATES BANKRUPTCY COURT
                                         SOUTHERN DISTRICT OF TEXAS                                               VOLUNTARY PETITION
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Name of Debtor (if individual, enter Last, First, Middle):           Name of Joint Debtor (Spouse) (Last, First, Middle):
RIGCO North America, L.L.C.
 a Delaware Corporation
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All Other Names used by the Debtor in the last 6 years               All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                          (include married, maiden, and trade names):
NONE



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Soc. Sec./Tax I.D. No. (if more than one, state all):                Soc. Sec./Tax I.D. No. (if more than one, state all):
76-0515425
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Street Address of Debtor (No. & Street, City, State & Zip Code):     Street Address of Joint Debtor (No. & Street, City, State
600 Travis, Suite 7500                                                                              & Zip Code):
Houston  TX 77002

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County of Residence or of the                                        County of Residence or of the
Principal Place of Business:                                         Principal Place of Business:
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Mailing Address of Debtor (if different from street address):        Mailing Address of Joint Debtor (if different from street
SAME                                                                                                 address):


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Location of Principal Assets of Business Debtor
(if different from street address above): SAME                                               99-22401-C-11
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                                   INFORMATION REGARDING THE DEBTOR (CHECK THE APPROPRIATE BOXES)
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VENUE (Check any applicable box)
[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning the debtor's affiliate, general partner, or partnership pending in this District.
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              TYPE OF DEBTOR (Check all boxes that apply)                 CHAPTER OR SECTION OF THE BANKRUPTCY CODE UNDER WHICH
                                                                                  THE PETITION IS FILED (Check one box)
[ ] Individual(s)                      [ ] Railroad
[ ] Corporation                        [ ] Stockbroker                  [ ] Chapter 7       [X] Chapter 11      [ ] Chapter 13
[ ] Partnership                        [ ] Commodity Broker             [ ] Chapter 9       [ ] Chapter 12
[X] Other LIMITED LIABILITY COMPANY                                     [ ] Sec.304 - Case ancillary to foreign proceeding
          ------------------------------------------
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                NATURE OF DEBTS (Check one box)                                          FILING FEE (Check one box)

[ ] Consumer/Non-Business              [X} Business                     [X] Full Filing Fee attached
--------------------------------------------------------------------    [ ] Filing Fee to be paid in installments (Applicable to
        CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)              individuals only)
                                                                            Must attach signed application for the court's
[ ] Debtor is a small business as defined in 11 U.S.C. Section 101          consideration certifying that the debtor is unable to
[ ] Debtor is and elects to be considered a small business under            pay fee except in installments.
    11 U.S.C. Section 1121(e) (Optional)                                    Rule 1006(b). See Official Form No. 3.
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STATISTICAL/ADMINISTRATIVE INFORMATION  (Estimates only)                                        THIS SPACE IS FOR COURT USE ONLY

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses         UNITED STATES BANKRUPTCY COURT
    paid, there will be no funds available for distribution to unsecured creditors.                    SOUTHERN DISTRICT OF TEXAS
--------------------------------------------------------------------------------------------                     FILED
                                  1-15   16-49   50-99    100-199   200-999   1000-over
Estimated Number of Creditors     [ ]     [X]     [ ]      [ ]        [ ]        [ ]                          AUG 09 1999
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Estimated Assets                                                                                            MICHAEL N. MILBY,
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than      CLERK OF COURT
$50,000   $100,000    $500,000     $1 million   $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]          [ ]           [ ]          [ ]            [ ]              [X]          [ ]
-----------------------------------------------------------------------------------------------------------
Estimated Debts
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000   $100,000    $500,000     $1 million   $10 million     $50 million    $100 million   $100 million
  [ ]       [ ]          [ ]           [ ]          [ ]            [ ]              [ ]          [X]
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

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VOLUNTARY PETITION                                                   Name of Debtor(s):                             FORM B1, PAGE 2
(This page must be completed and filed in every case)                RIGCO North America, L.L.C.,
                                                                     a Delaware Corporation
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            PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE ATTACH ADDITIONAL SHEET
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Location Where Filed:                                                Case Number:               Date Filed:
NONE
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            PENDING BANKRUPTCY CASES FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THE DEBTOR [ILLEGIBLE]
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Name of Debtor:                                                      Case Number:               Date Filed:
NONE
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District:                                                            Relationship:              Judge:
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                                                               SIGNATURES
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          SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                    SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information              I declare under penalty of perjury that the information
provided in this petition is true and correct.                       provided in this petition is true and correct, and that I have
[If petitioner is an individual whose debts are primarily            been authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7] I am
aware that I may proceed under chapter 7, 11, 12, or 13 of           The debtor requests relief in accordance with the chapter of
title 11, United States Code, understand the relief available        title 11, United States Code, specified in this petition.
under each such chapter, and choose to proceed under
chapter 7. I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X                                                                    X   /s/ DENNIS KUNETKA
 ------------------------------------------------------------         ------------------------------------------------------------
 Signature of Debtor                                                  Signature of Authorized Individual

X                                                                     Dennis Kunetka
 ------------------------------------------------------------         ------------------------------------------------------------
 Signature of Joint Debtor                                            Printed Name of Authorized Individual

                                                                      Officer
 ------------------------------------------------------------         ------------------------------------------------------------
 Telephone Number (if not represented by attorney)                    Title of Authorized Individual

                                                                      8/9/1999
 ------------------------------------------------------------         ------------------------------------------------------------
 Date                                                                 Date
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                    SIGNATURE OF ATTORNEY                                     SIGNATURE OF NON-ATTORNEY PETITION PREPARER

X /s/ JAN M. ABELL                                                    I certify that I am a bankruptcy petition preparer as defined
 ------------------------------------------------------------         in II U.S.C. Section 110, that I prepared this document for
 Signature of Attorney for Debtor(s)                                  compensation, and that I have provided the debtor with a copy of this document.
 Jan M. Abell
 ------------------------------------------------------------
 Printed Name of Attorney for Debtor(s)

 Akin, Gump, Strauss, Hauer & Feld, L.L.P.
 ------------------------------------------------------------         ------------------------------------------------------------
 Firm Name                                                            Printed Name of Bankruptcy Petition Preparer

 711 Louisiana, Suite 1900
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 Address                                                              Social Security Number

 ------------------------------------------------------------         ------------------------------------------------------------
                                                                      Address
 Houston TX  77002
 ------------------------------------------------------------         ------------------------------------------------------------

 (713) 220-5800               8/9/1999
 --------------------------   -------------------------------         ------------------------------------------------------------
 Telephone Number             Date
-------------------------------------------------------------         Names and Social Security numbers of all other individuals
                         EXHIBIT A                                    who prepared or assisted in preparing this document:

    (To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

[ ] Exhibit A is attached and made a part of this petition.
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                         EXHIBIT B                                    If more than one person prepared this document, attach
        (To be completed if debtor is an individual                   additional sheets conforming to the appropriate official form
        whose debts are primarily consumer debts)                     for each person.
I, the attorney for the petitioner named in the foregoing
petition, declare that I have informed the petitioner that            X
(he or she) may proceed under chapter 7, 11, 12 or 13 of                -----------------------------------------------------------
title 11, United States Code, and have explained the relief             Signature of Bankruptcy Petition Preparer
available under each such chapter.
                                                                        -----------------------------------------------------------
                                                                        Date
X
 ------------------------------------------------------------         A bankruptcy petition preparer's failure to comply with the
 Signature of Attorney for Debtor(s)                                  provisions of title 11 and the Federal Rules of Bankruptcy
                                                                      Procedure may result in fines or imprisonment or both
 ------------------------------------------------------------         11 U.S.C. Section 110; 18 U.S.C. Section 156.
 Date
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

                                 WRITTEN CONSENT
                                     OF THE
                                     MEMBERS
                                       OF
                           RIGCO NORTH AMERICA, L.L.C.
                          IN LIEU OF A SPECIAL MEETING

         The undersigned, being all of the members (the "Members") of RIGCO
North America, L.L.C., a Delaware limited liability company (the "Company"), do hereby consent to the following actions of the Company with the same force and effect as though the following resolutions were adopted at a special meeting of the Members duly called and held:

         RESOLVED, that in the judgment of the Members, it is in the best interests of the Company, its creditors, partners, employees and other interested parties that a petition be filed by the Company seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the
"Bankruptcy Code");

         RESOLVED, that Thomas P. Tatham, as Chief Executive Officer, and Dennis
A. Kunetka, as Senior Vice President (each an "Authorized Officer" and collectively the "Authorized Officers"), are, and each of them is, hereby authorized and empowered on behalf of, and in the name of, the Company to execute and verify or certify a petition under Chapter 11 of the Bankruptcy Code and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company to execute and file all petitions, schedules, lists, and other papers, and to take any and all actions that any of the Authorized
Officers may deem necessary or proper in connection with the Chapter 11 case;

         RESOLVED, that each of the Authorized Officers, and such other officers of the Company as any of the Authorized Officers shall, from time to time, designate, be, and they hereby are, authorized and empowered on behalf of, and in the name of, the Company, to execute any and all plans of reorganization under Chapter 11 of the Bankruptcy Code, including any and all modifications, supplements, and amendments thereto, in such form and containing such terms as the Members shall hereafter approve, and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of Texas, Corpus
Christi Division at such time as said officer executing the same shall determine;

         RESOLVED, that the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P.
be employed as counsel for the Company, in the Company's Chapter 11 case under a general retainer; the previously approved engagement of Akin, Gump, Strauss, Hauer & Feld L.L.P. as legal counsel in connection with the potential restructuring and recapitalization of the Company being hereby acknowledged and affirmed;

         RESOLVED, that each of the Authorized Officers be, and hereby is, authorized and empowered on behalf of, and in the name of, the Company, to retain and employ other attorneys,



investment bankers, accountants, and other professionals to assist in the Company's Chapter 11 case on such terms as such Authorized Officer deems necessary or proper.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this 9th day of August, 1999.


                                             FPS III, INC.


                                             /s/ DENNIS A. KUNETKA
                                             ----------------------------------
                                             Dennis A. Kunetka
                                             Chief Financial Officer


                                             FPS V, INC.


                                             /s/ DENNIS A. KUNETKA
                                             -----------------------------------
                                             Dennis A. Kunetka
                                             Chief Financial Officer

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


In re  RIGCO North America, L.L.C.                                   Case No.
       a Delaware Corporation                                         Chapter 11




                                                      /Debtor
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             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "Insider" set forth in 11 U.S.C.
Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

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  Name of Creditor and Complete       Name, Telephone Number and       Nature of Claim       Indicate if Claim    Amount of Claim
   Mailing Address Including           Complete Mailing Address,        (Trade Debt,           is Contingent,    (if Secured also
            Zip Code                Including Zip Code, of Employee,     Bank Loan,             Unliquidated,     State Value of
                                    Agent, or Department of Creditor     Government             Disputed, or        Security)
                                         Familiar with Claim           Contract, etc.)          subject to
                                        Who may be Contacted                                      Setoff
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
1                                   Phone: (281) 558-3756              Make-Ready & Charter         D             $4,216,363.46
Sedco-Forex Division                Sedco-Forex Div./Schlumberger      Agreements                   S
Schlumberger Technology Corp.       Attn: John Powers
1155 Dairy Ashford, Suite 402       1155 Dairy Ashford, Suite 402
Houston TX 77079                    Houston TX 77079
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2
Aker Engineering, Inc.              Phone: (281) 870-1111              Trade Debt                                 $  245,858.79
11757 Katy Freeway, Suite 1300      Aker Engineering, Inc.
Houston TX 77079-1725               Attn: Richard D'Souza
                                    11757 Katy Freeway, Suite 1300
                                    Houston TX 77079-1725
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3                                   Phone: (228) 769-0275              Trade Debt                                 $  136,729.15
Friede Goldman Offshore, Inc.       Friede Goldman Offshore, Inc.
P.O. Box 7007                       Attn: Bryan Harger
Pascagoula MS 39581                 P.O. Box 7007
                                    Pascagoula MS 39581
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4                                   Phone: (228) 762-0268              Trade Debt                                 $   43,025.08
Gulf Sales & Supply, Inc.           Gulf Sales & Supply, Inc.
1909 Kenneth Avenue                 Attn: Randy Grierson
Pascagoula MS 39567                 1909 Kenneth Avenue
                                    Pascagoula MS 39567
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

             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


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  Name of Creditor and Complete       Name, Telephone Number and       Nature of Claim       Indicate if Claim    Amount of Claim
   Mailing Address Including           Complete Mailing Address,         (Trade Debt,           is Contingent,    (if Secured also
            Zip Code                Including Zip Code, of Employee,     Bank Loan,             Unliquidated,     State Value of
                                    Agent, or Department of Creditor     Government             Disputed, or        Security)
                                         Familiar with Claim           Contract, etc.)          subject to
                                        Who may be Contacted                                      Setoff
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
5                                   Phone: (504) 733-5761              Trade Debt                                   $29,413.55
Universal Services                  Universal Services
5800 Jefferson Highway              Attn: Sherrel Gorham
Harahan LA 70123                    5800 Jefferson Highway
                                    Harahan LA 70123
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6                                   Phone: (713) 983-9700              Trade Debt                                   $13,505.33
Continental Emsco Company           Continental Emsco Company
12227-D Farmroad 529                Attn: James Gunter, Jr.
Houston TX 77041                    12227-D Farmroad 529
                                    Houston TX 77041
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7                                   Phone: (202) 639-7700              Trade Debt                                   $ 8,849.77
Baker & Botts                       Baker & Botts
Attn: Thomas Eastment               Attn: Thomas Eastment
1299 Pennsylvania Ave., N.W.        P.O. Box 201626
Washington DC 20004-2400            Houston TX 77216-1626
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8                                   Phone: (281) 447-1726              Trade Debt                                   $ 8,736.86
Rodriguez, Villacorta & Weiss       Rodriguez, Villacorta & Weiss
Attn: Richard Rodriguez             Attn: Richard Rodriguez
16750 Hedgecroft, Suite 504         16750 Hedgecroft, Suite 504
Houston TX 77060                    Houston TX 77060
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9                                   Phone: (713) 941-0306              Trade Debt                                   $ 8,678.07
Total Safety, Inc.                  Total Safety, Inc.
11111 Wilcrest Green                Attn: Mitch Green
Houston TX 77042                    11111 Wilcrest Green
                                    Houston TX 77042
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10                                  Phone: (713) 529-2949              Trade Debt                                   $ 8,047.60
Easterly & Company                  Easterly & Company
2001 Kirby Drive, Suite 500         2001 Kirby Drive, Suite 500
Houston TX 77019                    Houston TX 77019
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11                                  Phone: (972) 870-7000              Trade Debt                                   $ 1,220.58
Tri-Gas, Inc.                       Tri-Gas, Inc.
161 Corp. Center                    161 Corp. Center
6225 N. St. Hwy 161 #200            6225 N. St. Hwy 161 #200
Irving TX 75038                     Irving TX 75038
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12                                  Phone: (713) 529-3076              Trade Debt                                   $   475.00
Weather Research Center             Weather Research Center
3227 Audley                         3227 Audley
Houston TX 77098                    Houston TX 77098
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

             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


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  Name of Creditor and Complete       Name, Telephone Number and       Nature of Claim       Indicate if Claim    Amount of Claim
   Mailing Address Including           Complete Mailing Address,         (Trade Debt,           is Contingent,    (if Secured also
            Zip Code                Including Zip Code, of Employee,     Bank Loan,             Unliquidated,     State Value of
                                    Agent, or Department of Creditor     Government             Disputed, or        Security)
                                         Familiar with Claim           Contract, etc.)          subject to
                                        Who may be Contacted                                      Setoff
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
13                                  Phone: (228) 762-4811              Trade Debt                                    $  422.00
Nordan Smith Welding Supplies       Nordan Smith Welding Supplies
4311 Denny Avenue                   4311 Denny Avenue
Pascagoula MS 39581                 Pascagoula MS 39581
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

  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A LIMITED LIABILITY CORP.

I, Dennis Kunetka, Officer of the LIMITED LIABILITY CORP. named as debtor in this case, declare under penalty of perjury that I have read the foregoing List of Creditors Holding Twenty Largest Unsecured Claims and that they are true and correct to the best of my knowledge, information and belief.

Date: 8/9/1999                          Signature /s/ DENNIS KUNETKA
                                                  ------------------------------
                                            Name: Dennis Kunetka
                                           Title: Officer